EXTENSION OF PROMISSORY NOTE
                         DATED ON OR ABOUT APRIL 1, 2000

     This Extension of Promissory Note Dated On or About April 1, 2000, is made as of the 23 day of August, 2001, by and between Kelvin John Claney, Robin Jan Marney and William Ainslie Reece, in their capacity as trustees of The Better Blocks Trust created by Deed dated 1 January 1994 ("Lender"), and International Commercial Television Inc. (formerly known as Moran Dome Exploration Inc.) ("Borrower").

     WHEREAS, Borrower executed a Promissory Note on or about April 1, 2000, in the principal amount of $590,723.27 ("Promissory Note"). The Promissory Note is due two years from the date of execution; and

     WHEREAS, Borrower has requested an extension of the term of the Promissory Note, and Lender has agreed to that extension on the terms and conditions set forth in this Extension of Promissory Note Dated On or About April 1, 2000.

     NOW, THEREFORE, in consideration of the premises and the mutual agreements contained herein, the parties hereby agree that the term of the Promissory Note shall be extended to November 1, 2002.

     EXCEPT AS EXPRESSLY SET FORTH HEREIN, ALL OTHER TERMS AND CONDITIONS OF THE PROMISSORY NOTE DATED ON OR ABOUT APRIL 1, 2000, SHALL REMAIN IN FULL FORCE AND EFFECT.

LENDER:                                 BORROWER:
-------------------------------------   -------------------------------------
Each undersigned in their capacity as   INTERNATIONAL  COMMERCIAL
a trustee of THE BETTER BLOCKS  TRUST   TELEVISION  INC.
created  by  Deed  1  January  1994

    /s/  Kelvin  Claney                      /s/  Thomas  Woolsey
-------------------------------------   -------------------------------------
Kelvin  Claney,  Trustee                Thomas  Woolsey,  President

    /s/  Roving  Jan  Marney
-------------------------------------
Robin  Jan  Marney,  Trustee

    /s/  William  Ainslie  Reece
-------------------------------------
William  Ainslie  Reece


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